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CoreStates Bank, N.A.
PO Box 7558
Philadelphia, PA 19101-7558


                                                                    [Logo of
                                                                     CoreStates
                                                                     Bank
                                                                     appears
                                                                     here]


Contact      CoreStates: George Biechler, 215-973-3546
             Sovereign: Jay S. Sidhu, 610-320-8416, President and CEO
                        Dennis F. Marlo, 610-320-8417, CFO-Elect

For Release  Immediately Upon Receipt

                  Sovereign to Purchase 95 CoreStates Branches
                In Connection with First Union-CoreStates Merger

     Philadelphia, Pa., April 27, 1998--Sovereign Bancorp, CoreStates Bank, N.A. and First Union Corporation announced today agreements for Sovereign to acquire 95 CoreStates branch offices, approximately $2.3 billion in associated deposits and approximately $800 million in selected loans in a major transaction stretching across 20 counties of Pennsylvania and nine counties of New Jersey.

     Part of the sale, involving 32 branches in five Pennsylvania counties, is necessary to complete First Union's pending acquisition of CoreStates, based on agreements earlier this month involving CoreStates, First Union, the U.S. Department of Justice and the Pennsylvania Attorney General's office. That required divestiture includes associated deposits totaling approximately $1.2 billion and approximately $380 million in commercial, small business and consumer loans.

     At the same time Sovereign will acquire another 63 CoreStates branches in 17 counties of Pennsylvania and nine counties of New Jersey, approximately $1.1 billion in associated deposits and approximately $420 million in selected loans in a separate agreement with CoreStates and First Union that is not required by federal and state regulators. The decision to sell these 63 branches came after an exhaustive examination of the CoreStates branch system by CoreStates and First Union as they fine tune their combined branch network. The decision is a strategic move to make available comprehensive banking services to First Union customers in Pennsylvania and New Jersey while achieving optimal efficiency for First Union.

     In addition, the 63-branch sales agreement includes certain CoreStates business units in Northern Pennsylvania.

     "We are very excited about this acquisition and it clearly positions Sovereign as the largest bank headquartered in Pennsylvania outside of Pittsburgh and gives us the market presence in Philadelphia that we have been looking for," said Jay S.

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Sidhu, Sovereign's Chief Executive Officer and President. "We view these markets as growth areas that fit very well with our Super Community Bank expansion strategy. This acquisition is also in perfect alignment with our Critical
Success Factors of superior asset quality, low interest rate risk, low overhead, and our commitment to sales, service, and growth of our team members and also accelerates our efforts to transform Sovereign into a commercial bank. Not only will we acquire a very good franchise but also a fine commercial loan and SBA portfolio, and a trust banking operation of the former Commonwealth Bank organization in northern Pennsylvania," Sidhu continued. "We also intend to establish a significant commercial lending presence in the Philadelphia market, including an asset-based lending unit as soon as practicable," he continued.

     Sovereign also expects the acquisition to be accretive to its earnings in 1998.

     Sidhu said Sovereign intends to offer positions to active employees of each CoreStates branch.

     "An important consideration of the agreements with Sovereign was its commitment to the affected employees, customers and communities," said Charley Connolly, vice chairman of CoreStates Bank. "Sovereign's ability to quickly and efficiently integrate the customers and employees also was weighed heavily in the agreements," said Connolly, who will become president of First Union's Pennsylvania and Delaware operations following the consummation of the merger. "We are committed to working with Sovereign to ensure a smooth transition for customers," said Connolly.

     The aggregate pricing of the two sales will be based on the level of deposits, loans, fixed assets and real estate to be transferred at the time of closing. Conversion of customers' accounts is expected to occur in the third quarter of 1998.

     First Union and CoreStates entered into an agreement to merge on November 18, 1997. The merger was approved by shareholders of both companies on February 27, 1998, and was approved by the Federal Reserve Board, subject to the agreement announced today for the required sale of the divested 32 branches. Pending satisfaction of other conditions of closing, the merger is expected to be consummated by April 30, 1998.

     First Union (NYSE-FTU) is a leading provider of financial services to more than 12 million customers throughout the East Coast and the nation. At March 31,

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1998, First Union had assets of $172 billion and total stockholders' equity of
$12 billion. On a pro forma basis with CoreStates, the combined company's assets would be $220 billion, and total stockholders' equity would be $16 billion. First Union operates full-service banking offices in Connecticut, Delaware, Florida, Georgia, Maryland, New Jersey, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and Washington, D.C.

NOTE: A LIST OF THE BRANCHES INCLUDED IN THE 63-BRANCH SALE TO SOVEREIGN BANCORP, BY COUNTY, FOLLOWS. THE LIST OF BRANCHES INCLUDED IN THE 32-BRANCH REQUIRED DIVESTITURE WAS DISSEMINATED BY CORESTATES AND FIRST UNION ON APRIL 10, 1998, AND IS BEING REPEATED FOLLOWING THE 63-BRANCH LIST.

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OPTIONAL BRANCH SALES, PENNSYLVANIA

ADAMS COUNTY, PA

Gettysburg
29 North Washington Street
Gettysburg, PA 17325

BERKS COUNTY, PA

Douglassville                     Oley Valley
1191 Ben Franklin Highway West    20 Kings Plaza
Douglassville, PA 19518           Oley, PA 19547

BRADFORD COUNTY, PA

Sayre-Desmond Street              State Line
102 Desmond Street                Route 328
Sayre, PA 18840                   Millerton, PA 16936

Sayre-Keystone                    Towanda
430 North Keystone Avenue         111-113 Main Street
Sayre, PA 18840                   Towanda, PA 18848

Troy                              Leraysville
Main and Exchange Streets         Main Street
Troy, PA 16947                    Leraysville, PA 18829

CENTRE COUNTY, PA

Howard                            State College South
Main and Walnut Streets           2200 South Atherton Street
Howard, PA  16841                 State College, PA 16801

State College North
1300 North Atherton Street
State College, PA   16803

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CHESTER COUNTY, PA

Parkesburg                   West Grove
214-226 First Avenue         #10 Exchange Place
Parkesburg, PA 19365         West Grove, PA 19390

CLINTON COUNTY, PA

Renovo                       Lock Haven-Bellefonte
364 Erie Avenue              448 Bellefonte Avenue
Renovo, PA 17764             Lock Haven, PA 17745

Lock Haven Main              Beech Creek
25 East Main Street          Main Street
Lock Haven, PA 17745         Beech Creek, PA 16822

DELAWARE COUNTY, PA

Marcus Hook
10th & Market Streets
Marcus Hook, PA 19061

LANCASTER COUNTY, PA

Christiana
Slokum & Bridge Streets
Christiana, PA 17509

LUZERNE COUNTY, PA

Hazleton Wal-Mart
87 Airport Road
Hazleton, PA 18201

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LYCOMING COUNTY, PA

Muncy                      Lycoming Mall
20 South Main Street       Lycoming Mall
Muncy, PA 17756            Muncy, PA 17756

Jersey Shore               Montoursville-Broad Street
222 Allegheny Street       355 Broad Street
Jersey Shore, PA 17740     Montoursville, PA 17754

Loyalsock                  South Williamsport
301 Shiffler Avenue        251 South Market Street
Williamsport, PA 17701     Williamsport, PA 17701

Williamsport               Montoursville-Beltway
33 West Third Street       Pennsylvania Route 87 and I-18
Williamsport, PA 17701     Montoursville, PA 17754

Hughesville
32-34 North Main Street
Hughesville, PA 17737

MONTGOMERY COUNTY, PA

Harleysville
345 Main Street
Harleysville, PA 19438

MONTOUR COUNTY, PA

Danville-Mill Street
101 Mill Street
Danville, PA 17821

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NORTHUMBERLAND COUNTY, PA

Milton-Mahoning Street            Elysburg
537 Mahoning Street               12 West Valley Avenue
Milton, PA 17847                  Elysburg, PA 17824

Watsontown
109 Main Street
Watsontown, PA 17777

POTTER COUNTY, PA

Galeton                           Coudersport
30 West Street                    302 North East Street
Galeton, PA 16922                 Coudersport, PA 16915

Shinglehouse                      Austin
51 Academy Street                 Turner Street
Shinglehouse, PA 16748            Austin, PA 16720

SUSQUEHANNA COUNTY, PA

Montrose                          Lenox
10 Public Avenue                  Routes 92 and 106
Montrose, PA 18801                Kingsley, PA 18826

Susquehanna                       Great Bend
133 Main Street                   Mountain View Plaza
Susquehanna, PA 18847             Great Bend, PA 18821

Choconut                          New Milford
Route 267 and Quaker Lake Road    220 Main Street
Friendsville, PA 18818            New Milford, PA 18834

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TIOGA COUNTY, PA

Wellsboro                    Lawrenceville
61 Main Street               53 Main Street
Wellsboro, PA 16901          Lawrenceville, PA  16929

Westfield                    Mansfield
100 East Main Street         50 South Main Street
Westfield, PA 16950          Mansfield, PA 16933

UNION COUNTY, PA

Lewisburg-Weis               Lewisburg Market Street
Route 15 and Loan Road       239 Market Street
Lewisburg, PA 17837          Lewisburg, PA 17837

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OPTIONAL BRANCH SALES, NEW JERSEY

ATLANTIC COUNTY, NJ

Absecon
610 Mill Road
Absecon, NJ 08201

BURLINGTON COUNTY, NJ

Palmyra                             Tabernacle
Broad Street & Garfield Avenue      Route 206 at Medford Lakes
Road                                Tabernacle, NJ 08088
Palmyra, NJ 08065

CAMDEN COUNTY, NJ

Clementon                           Woodlynne
100 Berlin Road                     Mt. Ephraim Avenue at Fairview Street
Clementon, NJ 08021                 Woodlynne, NJ 08104

CAPE MAY COUNTY, NJ

Seaville
Routes 9 & 50
Seaville, NJ 08230

GLOUCESTER COUNTY, NJ

Clayton
Delsea Drive & High Street
Clayton, NJ 08312

MERCER COUNTY, NJ

Wilbur
1201 East State Street at Olden Avenue
Trenton, NJ 08609

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MIDDLESEX COUNTY, NJ

Parlin
777 Washington Road
Parlin, NJ 08859

MONMOUTH COUNTY, NJ

Asbury Park
308 Main Street
Asbury Park, NJ 07712

SALEM COUNTY, NJ

Pennsville                          Rosenhayn
185 North Broadway                  871 Landis Avenue
Pennsville, NJ 08070                Pittsgrove, NJ 08318

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REQUIRED BRANCH DIVESTITURE, PENNSYLVANIA

DELAWARE COUNTY

Yeadon                        Marple Springfield
115 Chester Avenue            130 South State Road
Yeadon, PA 19050              Springfield, PA 19064

Glenolden                     Llanerch
6 North MacDade Boulevard     401 West Chester Pike
Glenolden, PA 19036           Havertown, PA 19083

Media                         Clifton Heights
125 Providence Road           5300 Baltimore Pike
Media, PA 19063               Clifton Heights, PA 19018

LEHIGH COUNTY

Emmaus                        Eighth Avenue
Route 29 & Chestnut Street    Eighth & Eaton Avenues
Emmaus, PA 18046              Bethlehem, PA 18018

Coopersburg                   Lehigh Street
Route 309 & Charles Street    1415 Lehigh Street
Coopersburg, PA 18036         Allentown, PA 18103

Fullerton
1240 Third Street
Whitehall, PA 18052

MONTGOMERY COUNTY

Cedarbrook                    Cheltenham Village
100 Easton Road               500 Central Avenue
Wyncote, PA 19095             Cheltenham, PA 19012

City Line
1 Belmont Avenue
Bala Cynwyd, PA 19004

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NORTHAMPTON COUNTY

Moravian                           Palmer Park Avenue
65 East Elizabeth Avenue           2415 Park Avenue
Bethlehem, PA 18018                Easton, PA 18042

Northampton                        East Allen
901 Main Street                    5851 Nor-Bath Boulevard
Northampton, PA 18067              Bath, PA 18014

PHILADELPHIA COUNTY

University                         Stadium
3131 Market Street                 2701 South 10th Street
Philadelphia, PA 19104             Philadelphia, PA 19148

Erie                               Port Richmond
Erie & Castor Avenues              2401 East Venango Street
Philadelphia, PA 19124             Philadelphia, PA 19134

Tacony                             Mount Airy
6836 Torresdale Avenue             6740 Germantown Avenue
Philadelphia, PA 19135             Philadelphia, PA 19119

Boulevard                          Broad & Olney
9200 Roosevelt Boulevard           5601 North Broad Street
Philadelphia, PA 19115             Philadelphia, PA 19141

Woodland                           Stenton
6500-06 Woodland Avenue            8325 Stenton Avenue
Philadelphia, PA 19142             Philadelphia, PA 19150

Bell Atlantic Tower                One Reading Center
1717 Arch Street, 1st Floor        1101 Market Street
Philadelphia, PA 19103             Philadelphia, PA 19107

One & Olney Square                 2000 Market Street
101 East Olney Avenue              20th & Market Streets
Philadelphia, PA 19120             Philadelphia, PA 19103

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